EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Nicholas Galeone, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the UBS Commercial Mortgage Trust 2017-C5 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as Primary Servicer, Wells Fargo Bank, National Association, as Primary Servicer for the IGT Reno  Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the IGT Reno  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the IGT Reno  Mortgage Loan, Citibank, N.A., as Custodian for the IGT Reno  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the IGT Reno  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the IGT Reno  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the IGT Reno  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the AHIP Northeast Portfolio III   Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the AHIP Northeast Portfolio III   Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the AHIP Northeast Portfolio III   Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the AHIP Northeast Portfolio III   Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the AHIP Northeast Portfolio III   Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 237 Park Avenue  Mortgage Loan, Wells Fargo Bank, National Association, as Special Servicer for the 237 Park Avenue  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 237 Park Avenue  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 237 Park Avenue  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 237 Park Avenue  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 237 Park Avenue  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 237 Park Avenue  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the DoubleTree Berkeley Marina Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the DoubleTree Berkeley Marina Mortgage Loan, Wilmington Trust, National Association, as Trustee for the DoubleTree Berkeley Marina Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the DoubleTree Berkeley Marina Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the DoubleTree Berkeley Marina Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the DoubleTree Berkeley Marina Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the DoubleTree Berkeley Marina Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for The District  Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for The District  Mortgage Loan, Wilmington Trust, National Association, as Trustee for The District  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for The District  Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for The District  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for The District  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for The District  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Burbank Office Portfolio  Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Burbank Office Portfolio  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Burbank Office Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Burbank Office Portfolio  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Burbank Office Portfolio  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Burbank Office Portfolio  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Burbank Office Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Griffin Portfolio  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Griffin Portfolio  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Griffin Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Griffin Portfolio  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Griffin Portfolio  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Griffin Portfolio  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Griffin Portfolio  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Marriott Grand Cayman  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Marriott Grand Cayman  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Marriott Grand Cayman  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Marriott Grand Cayman  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Marriott Grand Cayman  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Hyatt Regency Princeton  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Hyatt Regency Princeton  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Hyatt Regency Princeton  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Hyatt Regency Princeton  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Hyatt Regency Princeton  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Bass Pro & Cabela’s Portfolio  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Bass Pro & Cabela’s Portfolio  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Bass Pro & Cabela’s Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Bass Pro & Cabela’s Portfolio  Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Bass Pro & Cabela’s Portfolio  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Bass Pro & Cabela’s Portfolio  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Bass Pro & Cabela’s Portfolio  Mortgage Loan, KeyBank National Association, as Primary Servicer for the Yorkshire & Lexington Towers  Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Yorkshire & Lexington Towers  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Yorkshire & Lexington Towers  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Yorkshire & Lexington Towers  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Yorkshire & Lexington Towers  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the At Home Portfolio  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the At Home Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the At Home Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the At Home Portfolio  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the At Home Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Cabela’s Industrial Portfolio  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Cabela’s Industrial Portfolio  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Cabela’s Industrial Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Cabela’s Industrial Portfolio  Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Cabela’s Industrial Portfolio  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Cabela’s Industrial Portfolio  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Cabela’s Industrial Portfolio  Mortgage Loan, KeyBank National Association, as Primary Servicer for the Totowa Commerce Center  Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Totowa Commerce Center  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Totowa Commerce Center  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Totowa Commerce Center  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Totowa Commerce Center  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Murrieta Plaza Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Murrieta Plaza Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Murrieta Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Murrieta Plaza Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Murrieta Plaza Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Murrieta Plaza Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Murrieta Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the National Office Portfolio  Mortgage Loan, KeyBank National Association, as Special Servicer for the National Office Portfolio  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the National Office Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the National Office Portfolio  Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the National Office Portfolio  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the National Office Portfolio  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the National Office Portfolio  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Centre 425 Bellevue  Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Centre 425 Bellevue  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Centre 425 Bellevue  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Centre 425 Bellevue  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Centre 425 Bellevue  Mortgage Loan, and National Tax Search, LLC, as Servicing Function Participant for the Centre 425 Bellevue  Mortgage Loan.

Dated: March 20, 2020

/s/ Nicholas Galeone

President

(senior officer in charge of securitization of the depositor)